Exhibit 99.1

Aerie Pharmaceuticals Appoints Raj Kannan as Chief Executive Officer

An accomplished leader

Brings a depth and breadth of commercial, business development, and portfolio strategy experience

Durham, N.C. — (BUSINESS WIRE) – December 16, 2021 — Aerie Pharmaceuticals, Inc. (NASDAQ:AERI), an ophthalmic pharmaceutical company, today announced that Raj Kannan will join the Company as Chief Executive Officer and a director, effective December 20, 2021.

“On behalf of the Board of Directors, I am very pleased to welcome Raj Kannan to Aerie. During the search process, the Board was pleased to interview several strong candidates and Raj rose to the top of the list during the process. Raj brings a track record of building effective organizations and teams, launching and growing products in the U.S. and globally, building commercial operations, providing strategic direction to pipeline development and successfully guiding companies through important inflections in their growth trajectories,” said Benjamin F. McGraw, III, Pharm.D., Executive Chairman of the Board of Directors.

Dr. McGraw continued, “With a strong commercial franchise in glaucoma, solid research and development foundation and a pipeline led by two-Phase 3-ready programs, Aerie is poised to fulfill its goal of becoming a leading ophthalmology company under Raj’s thoughtful and strategic leadership.”

“The Aerie team has built an impressive ophthalmology company with an exciting glaucoma franchise that is global in reach and an exciting pipeline of product development candidates that has the potential to create significant value” said Raj Kannan, Chief Executive Officer. I am honored to have this opportunity to lead the company and work with this team to deliver on our commercial prospects and realize the full promise of our pipeline.”

Raj Kannan has over 25 years of experience leading and developing companies. He has effectively led and grown organizations and supported multiple successful launches across therapeutic areas in the U.S. and globally. Prior to joining Aerie, Raj was the CEO and President of Chiasma, Inc., where he led the organization through the approval and the launch of the first oral therapy in over a decade for patients with acromegaly and subsequently through the acquisition by Amryt Pharma Plc. Before that, Raj was Chief Commercial Officer at Kiniksa Pharmaceuticals, Ltd. (“Kiniksa”), where he built the commercial operations, including sales, marketing and business analytics functions. Prior to Kiniksa, Raj served as the Global Head of the Neurology and Immunology business franchise at Merck KGaA, where he was responsible for transforming the largest franchise into a growth franchise with $2B in annual revenues through significant strategic shifts in investment to support new product introductions and through recalibration of pipeline investments. Before that, Raj spent ten years at Boehringer Ingelheim International GmbH in the U.S., Canada and in Germany, including as Global Marketing Head of the Cardiovascular Franchise, where he was responsible for more than $3.5B in annual revenues. Raj currently serves as a non-executive board member for Amryt Pharma Plc.

About Aerie Pharmaceuticals, Inc.

Aerie is an ophthalmic pharmaceutical company focused on the discovery, development and commercialization of first-in-class/best-in-class therapies for the treatment of patients with eye diseases and conditions including open-angle glaucoma, dry eye, diabetic macular edema and wet age-related macular degeneration. Aerie has two approved products, two Phase 3-ready programs, and an ongoing research program. More information about Aerie’s products can be found at www.rhopressa.com and www.rocklatan.com. Aerie’s first product, Rhopressa® (netarsudil ophthalmic solution) 0.02%, a once-daily eye drop approved by the U.S. Food and Drug Administration (FDA) for the reduction of elevated intraocular pressure (IOP) in patients with open-angle glaucoma or ocular hypertension, was launched in the United States in April 2018. In clinical trials of Rhopressa®, the most common adverse reactions were conjunctival hyperemia, corneal verticillata, instillation site pain, and conjunctival hemorrhage. More information about Rhopressa®, including the product label, is available at www.rhopressa.com. Aerie’s second product for the reduction of elevated IOP in patients with open-angle glaucoma or ocular hypertension, Rocklatan® (netarsudil and latanoprost ophthalmic solution) 0.02%/0.005%, the first and only fixed-dose combination of Rhopressa® and the widely-prescribed PGA (prostaglandin analog) latanoprost, was launched in the United States in May 2019. In clinical trials of Rocklatan®, the most common adverse reactions were conjunctival hyperemia, corneal verticillata, instillation site pain, and conjunctival hemorrhage. More information about Rocklatan®, including the product label, is available at www.rocklatan.com. Aerie continues to focus on the research and development of additional product candidates and technologies in ophthalmology. Rhopressa® and Rocklatan® are trademarks of Aerie. More information is available at www.aeriepharma.com.

Forward Looking Statement

This press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “exploring,” “pursuing” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this release include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: the duration and severity of the coronavirus disease (COVID-19) outbreak, including the impact on our clinical and commercial operations, demand for our products, our financial results and condition of our global supply chains; our expectations regarding the commercialization and manufacturing of Rhopressa®, Rocklatan®, Rhokiinsa® and Roclanda® or any product candidates, preclinical implants or future product candidates, including the success of any partnerships or collaborations entered in connection therewith, including the collaboration and license agreements entered into with Santen, and the timing, cost or other aspects of their commercial launch; our commercialization, marketing, manufacturing and supply management capabilities and strategies in and outside of the United States; the success, timing and cost of our ongoing and anticipated preclinical studies and clinical trials for Rhopressa® and Rocklatan®, with respect to regulatory approval outside of the United States, and any product candidates, preclinical implants or future product candidates, including statements regarding the timing of initiation and completion of the studies and trials; our expectations regarding the effectiveness of Rhopressa®, Rocklatan®, Rhokiinsa®, Roclanda® or any product candidates, preclinical implants or future product candidates; the timing of and our ability to request, obtain and maintain FDA or other regulatory authority approval of, or other action with respect to, as applicable, Rhopressa®, Rocklatan® or any product candidates, preclinical implants or future product candidates; the potential advantages of Rhopressa® and Rocklatan® or any current or future product candidates; our plans to pursue development of additional product candidates and technologies; our plans to explore possible uses of our existing proprietary compounds beyond glaucoma, including development of our retina program; our ability to protect our proprietary technology and enforce our intellectual property rights or to develop new intellectual property; and our expectations regarding strategic operations, including our ability to in-license or acquire additional ophthalmic products, product candidates or technologies. In particular, statements in this press release regarding our development and commercialization agreements with Santen, and payments related thereto, are forward-looking statements. In addition, FDA approval of Rhopressa® and Rocklatan® and EMA approval of Rhokiinsa® and Roclanda® do not constitute regulatory approval of Rhopressa® and Rocklatan® in other jurisdictions, including EMA approval of Rhokiinsa® and Roclanda®, and there can be no assurance that we will receive regulatory approval for Rhopressa® and Rocklatan® in such other jurisdictions. Additionally, FDA approval of Rhopressa® and Rocklatan® do not constitute FDA approval of our product candidates, preclinical implants or future product candidates and there can be no assurance that we will receive FDA approval for our product candidates, preclinical implants or future product candidates. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, industry change and other factors beyond our control, and depend on regulatory approvals and economic and other environmental circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. We discuss many of these risks in greater detail under the heading “Risk Factors” in the quarterly and annual reports that we file with the Securities and Exchange Commission (SEC). Forward-looking statements are not guarantees of future performance and our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this press release. Any forward-looking statements that we make in this press release speak only as of the date of this press release. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

Contact

Media:

Carolyn McAuliffe

cmcauliffe@aeriepharma.com

(949) 526-8733

Investors:

LifeSci Advisors on behalf of Aerie Pharmaceuticals, Inc.

Hans Vitzthum

hans@lifesciadvisors.com

(617) 430-7578